UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

March 26, 2015

Central Pacific Financial Corp.

(Exact name of registrant as specified in its charter)

Hawaii	0-10777	99-0212597
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

220 South King Street, Honolulu, Hawaii (Address of principal executive offices)	96813 (Zip Code)

(808) 544-0500 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On March 26, 2015, Central Pacific Financial Corporation  (“CPF”), ACMO-CPF, L.L.C. (“Anchorage”) and Carlyle Financial Services Harbor, L.P. (“Carlyle” and with Anchorage, the “Selling Shareholders”), and Citigroup Global Markets Inc. (the “Underwriter”) entered into an underwriting agreement (the “Underwriting Agreement”) pursuant to which the Selling Shareholders agreed to sell 7,605,388 shares of CPF common stock, no par value per share (the “Common Stock”), to the Underwriter. The transaction is expected to close on April 1, 2015.

The sale of the Common Stock by the Selling Shareholders is being made pursuant to CPF’s Registration Statement on Form S-3 (Registration No. 333-179807)  (the “Registration Statement”), including a prospectus supplement dated  March 26, 2015 to the prospectus contained therein dated March 9, 2012, filed by CPF with the Securities and Exchange Commission pursuant to Rule 424(b)(7) under the Securities Act of 1933, as amended.

In addition, on March 26, 2015, CPF announced that its Board of Directors has authorized the addition of  $75 million to its previously announced common stock repurchase program under which shares may be repurchased from time to time in open market or privately negotiated transactions, subject to market conditions and other factors. In connection with the common stock repurchase program, CPF will purchase 3,259,442 shares of its common stock in the offering at a price per share equal to $23.01, the price per share being paid by the Underwriter to the Selling Shareholders.

Immediately following completion of the offering, the Selling Shareholders will beneficially own, in the aggregate, approximately 27% of CPF’s outstanding Common Stock.

In connection with the public offering of the Common Stock, the following exhibits are filed herewith in order to be incorporated by reference into the Registration Statement: (i) the Underwriting Agreement (Exhibit 1.1 to this Current Report on Form 8-K) and (ii) the opinion of counsel with respect to the validity of the Common Stock being sold in the offering (Exhibit 5.1 to this Current Report on Form 8-K).

Item 8.01  Other Events

The information set forth in Item 1.01 is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

1.1	Underwriting Agreement, dated as of March 26, 2015, by and among Central Pacific Financial Corporation, ACMO-CPF, L.L.C., Carlyle Financial Services Harbor, L.P. and Citigroup Global Markets Inc.

5.1	Legal Opinion of Glenn K.C. Ching.

23.1	Consent of Glenn K.C. Ching (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Central Pacific Financial Corp.
(Registrant)

Date: March 30, 2015	By:	/s/ Denis K. Isono
Denis K. Isono
Executive Vice President and Chief Financial Officer